                           STOCK REDEMPTION AGREEMENT

      This Stock Redemption Agreement is entered into as of November 15, 1995, by and between S & D FOODS, INC., a California corporation (the "Corporation"), and DEAN NICHOLSON ("Nicholson") and STEVEN REEDY ("Reedy"), with reference to the following facts:

     A. Nicholson and Reedy each owns 1,000,000 shares of common stock of the Corporation.

     B. Nicholson and Reedy each desire to sell to the Corporation, and the Corporation desires to purchase from each of Nicholson and Reedy, 550,000 shares of the common stock of the Corporation owned by them, pursuant to the terms and conditions hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. PURCHASE AND SALE. Effective upon the closing of the private placement of 1,100,000 shares of common stock for a purchase price of $2.00 per share (the "Private Placement"), Nicholson and Reedy each shall sell to the Corporation, and the Corporation shall purchase from each of Nicholson and Reedy 160,000 shares of the common stock of the Corporation for the purchase price indicated in Section 2.a, and immediately thereafter, the Corporation shall purchase from each of Nicholson and Reedy 390,000 shares of the common stock of the Corporation for the purchase price indicated in
Section 2.b (collectively, the "Shares"). Upon the closing of the Private Placement, Nicholson and Reedy shall deliver to the Corporation certificates representing the Shares, duly endorsed to the Corporation or accompanied by stock assignments, executed by Nicholson and Reedy, respectively.

     2. PURCHASE PRICE AND PAYMENT. The purchase price of the Shares shall be Two Million Two Hundred Thousand Dollars ($2,200,000), payable as follows:

         a. The Corporation shall pay to each of Nicholson and Reedy Three Hundred Twenty Thousand Dollars ($320,000) by check upon the closing of the Private Placement.

         b. The Corporation shall execute and deliver to each of Nicholson and Reedy the Promissory Notes in the forms attached hereto as Exhibit A, each in the original principal amounts of Seven Hundred Eighty Thousand Dollars ($780,000) (the "Promissory Notes"). The Corporation shall pay Nicholson and Reedy,

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respectively, the principal amounts under the Promissory Notes upon the earlier of (i) the date that is two years after the date of the closing of the Private Placement, or (ii) the closing of any initial public offering of the Corporation's securities.

     3. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under current or future laws, that provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never composed a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable, and the Corporation hereby requests the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise unenforceable covenant in accordance with the preceding provision.

     4. CORPORATE DISTRIBUTIONS. Upon the closing of the Private Placement, the Corporation shall obtain a certificate from its outside CPA indicating whether the payment under this Agreement complies with Section 500 of the California Corporations Code and showing the calculations made by them. The Corporation's outside CPA shall also provide a certificate indicating whether the payment as of the due date of the Promissory Notes complies with Section
500. In regard to the portion of the payment that does not comply with
Section 500, Nicholson and Reedy agree to subordinate equal amounts of that portion owing under the Promissory Notes to the then-existing creditors until such time as the payment of the Promissory Notes would comply with Section 500, without regard to compliance as of the date of the issuance of the Promissory Notes.

     5. REPRESENTATIONS AND WARRANTIES OF NICHOLSON AND REEDY. Nicholson and Reedy represent and warrant that with respect to the shares to be sold by them under this Agreement that each is the owner of his respective Shares, beneficially and of record, free and clear of all security interests, pledges, charges, encumbrances and options.

     6. REPRESENTATION AND WARRANTY OF THE CORPORATION. The Corporation represents and warrants that redemption of the Shares has been duly authorized by all necessary corporate action on the part of the Corporation.

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     7.   ENTIRE AGREEMENT.  This Agreement contains the entire agreement between the parties with respect to the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties, with respect to such subject matter which are not fully expressed herein.

     8. BINDING AGREEMENT. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns.

     9. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

     10. ATTORNEY'S FEES. If any dispute arises out of the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in connection with that dispute, in addition to any other relief to which he or it is entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Redemption Agreement as of the date first written above.


                                       S & D FOODS, INC.,
                                       a California corporation


                                       By: /s/ DEAN NICHOLSON
                                           -----------------------------------
                                       Its:  President
                                           -----------------------------------

                                                                 "Corporation"

                                       /s/ DEAN NICHOLSON
                                       ---------------------------------------
                                       DEAN NICHOLSON

                                                                   "Nicholson"

                                       /s/ STEVEN REEDY
                                       ---------------------------------------
                                       STEVEN REEDY

                                                                       "Reedy"






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

                                 EXHIBIT A

                          SECURED PROMISSORY NOTE


$780,000                       Burlingame, CA                        ,1995
                                                        -------------

    FOR VALUE RECEIVED, the undersigned, S & D FOODS, INC., California corporation ("Maker"), promises to pay to DEAN NICHOLSON ("Payee"), or order, at ___________________________, California, or at such other place as Payee may from time to time designate by written notice to Maker, the principal sum of Seven Hundred Eighty Thousand Dollars ($780,000), without interest charged thereon.

     The principal under this Note shall be due and payable on the earlier of
(i) two years after the date hereof or (ii) the closing of any initial public offering of Maker's securities. If the payment of the principal amount of this Note is held to be illegal, This Note may be prepaid, at any time, in whole or in part, without penalty.

     Maker hereby waives presentment, demand for payment, notice of dishonor and any and all other notices and demands in connection with the delivery, acceptance, and performance, default, or enforcement of this note, and hereby consents to any and all extensions of time, renewals, releases of liens, waivers, or modifications that may be made or granted by Payee to Maker.

     In regard to any payment of any portion of the principal amount of this Note that does not comply with Section 500 of the California Corporations Code, Payee agrees to subordinate that amount to the then-existing creditors as of the date when due until such time as the payment of that portion of the principal amount would comply with Section 500, without regard to compliance as of the date of the issuance of this Note.

     Maker agrees to pay all costs of collection hereof, including reasonable attorneys' fees. The interpretation and enforcement of this note shall be governed by California law.


                                        S & D FOODS, INC.,
                                        a California Corporation


                                        By
                                          ---------------------------------
                                          Steve Reedy, Secretary

                                                                    "Maker"

                                 EXHIBIT A

                          SECURED PROMISSORY NOTE


$780,000                       Burlingame, CA                        ,1995
                                                        -------------

    FOR VALUE RECEIVED, the undersigned, S & D FOODS, INC., California corporation ("Maker"), promises to pay to STEVE REEDY ("Payee"), or order, at ___________________________, California, or at such other place as Payee may from time to time designate by written notice to Maker, the principal sum of Seven Hundred Eighty Thousand Dollars ($780,000), without interest charged thereon.

     The principal under this Note shall be due and payable on the earlier of
(i) two years after the date hereof or (ii) the closing of any initial public offering of Maker's securities. If the payment of the principal amount of this Note is held to be illegal, This Note may be prepaid, at any time, in whole or in part, without penalty.

     Maker hereby waives presentment, demand for payment, notice of dishonor and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, and hereby consents to any and all extensions of time, renewals, releases of liens, waivers, or modifications that may be made or granted by Payee to Maker.

     In regard to any payment of any portion of the principal amount of this Note that does not comply with Section 500 of the California Corporations Code, Payee agrees to subordinate that amount to the then-existing creditors as of the date when due until such time as the payment of that portion of the principal amount would comply with Section 500, without regard to compliance as of the date of the issuance of this Note.

     Maker agrees to pay all costs of collection hereof, including reasonable attorneys' fees. The interpretation and enforcement of this note shall be governed by California law.


                                        S & D FOODS, INC.,
                                        a California corporation


                                        By
                                          ---------------------------------
                                          Dean Nicholson, President

                                                                    "Maker"



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